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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2001

PARK PLACE ENTERTAINMENT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-14573	88-0400631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 HOWARD HUGHES PARKWAY
LAS VEGAS, NEVADA 89109
(Address of Principal Executive Offices) (Zip Code)

(702) 699-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

    On May 7, 2001, the registrant issued a press release pursuant to Rule 135(c) of the Securities Act of 1933 relating to the pricing of a private placement of senior subordinated notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

7(c)	Exhibits
	99.1	Press Release of Park Place Entertainment Corporation, dated May 7, 2001.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENTERTAINMENT CORPORATION
By:	/s/ SCOTT A. LAPORTA
	Name:	Scott A. LaPorta
	Title:	Executive Vice President and Chief Financial Officer

Dated: May 7, 2001

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FORM 8-K
  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.